415 P-1
                      SUPPLEMENT DATED DECEMBER 12, 2001
                              TO THE PROSPECTUS OF
                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                dated May 1, 2001

The prospectus is amended as follows:

I. The "Management" section on page 11 is replaced with the following:

       MANAGEMENT
------------------------------------------------------------------------------

       Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $261 billion in assets.

       The Fund's lead portfolio manager is:

       GUANG YANG CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
       Mr. Yang has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1995.

       The  following   individuals   have  secondary   portfolio   management
       responsibilities:

       MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
       Mr. Beveridge has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1985.

       WILLIAM T. HOWARD, Jr. CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Howard has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1993.

       The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.80% of its average daily net assets to the manager for its services.

                 Please keep this supplement for future reference.